                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[X] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))


                             ACTIVEWORLDS.COM, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)      Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
    (2)      Aggregate number of securities to which the transaction applies:

             -------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
    (4)      Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
    (5)      Total fee paid:

             -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)      Amount previously paid:
                                     ------------------------------------------
    (2)      Form, Schedule or Registration Statement No.:
                                                           --------------------
    (3)      Filing Party:
                           ----------------------------------------------------
    (4)      Date Filed:
                         ------------------------------------------------------

                             ACTIVEWORLDS.COM, INC.
                                95 Parker Street
                              Newburyport, MA 01950

                                  ------------

                        DEFINITIVE INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                                  ------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                  ------------

                                  INTRODUCTION

     This information statement (the "Information Statement") was mailed on or about July 5, 2001 to the stockholders (the "Stockholders") of record on June 25, 2001 of Activeworlds.com, Inc., a Delaware corporation (the "Company") in connection with certain actions taken by the Company pursuant to the Written Consent of the Majority Stockholders (the "Written Consent") of the Company, dated June 27, 2001. The actions taken pursuant to the Written Consent concerned the change of the Company's name. The principal executive office of the Company is located at 95 Parker Street, Newburyport, MA 01950. The Company's telephone number is (978) 499-0222.



 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                             ACTIVEWORLDS.COM, INC.
                                95 Parker Street
                              Newburyport, MA 01950



                        DEFINITIVE INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER


To our Stockholders:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of Activeworlds.com, Inc.:

1 The change of the Company's name to Activeworlds Corp., effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, attached hereto as Exhibit A.

     The Board of Directors has fixed the close of business on January 25, 2001, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "GCL").

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                            By order of the Board of Directors,

                                            /s/ J.P. McCormick
                                            -----------------------------------
                                            J.P. McCormick
                                            Chairman of the Board

     July 17, 2001

                               DISSENTERS' RIGHTS

     Under the GCL, the change of the Company's name does not require the Company to provide dissenting Stockholders with a right of appraisal and the Company will not provide Stockholders with such right.


       INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

     The Company is not aware of any interest that would be substantially affected through the change of the Company's name, whether adversely or otherwise.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the Record Date, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, par value $.001 per share. As of the Record Date, there were 8,515,235 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. In addition, the Company has 500,000 shares of preferred stock authorized, none of which is issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Shareholder.

     The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company owned by (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group.

     Unless otherwise indicated, each of the Shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                    Number of Shares of        Percentage of Total Shares
                                               Outstanding Common Stock             of Outstanding Common
Name and Address of Beneficial Owner(1)          Beneficially Owned (2)          Stock Beneficially Owned
---------------------------------------          ----------------------          ------------------------
Richard Noll (3)                                              2,527,899                             29.7%
J.P. McCormick (4)                                            2,495,079                             29.3%
Alexander Adelson (5)                                            52,533                                 *
Sean Deson (6)                                                   66,667                                 *
Bruce Judson (7)                                                145,000                              1.7%
Roland Vilett (8)                                               150,162                              1.7%
Michael Gardner (9)                                             564,923                              6.5%
All Directors and Officers as a group                         5,287,178                             60.3%

---------
*less than one percent

(1) Unless otherwise indicated, the address of each person listed below is c/o Activeworlds.com, Inc., at 95 Parker Street, Newburyport MA, 01950.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3) Shares beneficially owned by Mr. Noll (a) include 5,600 shares of common stock issuable upon exercise of outstanding options held by Mr. Noll, and (b) do not include 16,351 shares of common stock owned by Mr. Noll's wife, as to which Mr. Noll disclaims beneficial interest.

(4) Shares beneficially owned by Mr. McCormick include 5,600 shares of common stock issuable upon exercise of outstanding options held by him.

(5) Shares beneficially owned by Mr. Adelson include 49,200 shares of common stock issuable upon exercise of options held by him.

(6) Shares beneficially owned by Mr. Deson represent shares of common stock issuable upon exercise of options held by him.

(7) Shares beneficially owned by Mr. Judson include 120,000 shares of common stock issuable upon exercise of outstanding options held by him.

(8) Shares beneficially owned by Mr. Vilett represent shares of common stock issuable upon exercise of options held by him.

(9) Shares beneficially owned by Mr. Gardner include 133,333 shares of common stock beneficially owned by him indirectly.

     The approval of a majority of the outstanding shares of Common Stock entitled to vote is necessary to approve the action noticed hereby. However, as discussed above, the Company's Board of Directors has obtained the necessary approval for the actions discussed herein from Stockholders with voting authority for stock constituting in excess of 50% of the total outstanding shares of the Company's Common Stock entitled to vote. As such, the Board of Directors does not intend to solicit any proxies or consents from any Stockholder in connection with these actions.

Amended Certificate of Incorporation

The Company has changed its name to Activeworlds Corp. The Certificate of Amendment to the Certificate of Incorporation providing for such change of the Company's name is attached hereto as Exhibit A.


Section 16(a) Reporting

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended December 31, 2000, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

                         FINANCIAL AND OTHER INFORMATION

     The information required by this item is hereby incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 and the Company's Quarterly Report on Form 10-QSB for the quarter ended on March 31, 2001, all as filed with the Securities and Exchange Commission.


                       Statement of Additional Information

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, has been incorporated herein by reference.

     The Company's Quarterly Report on Form 10-QSB, for the quarter ended March 31, 2001, has been incorporated herein by reference.

     The Company's Definitive Proxy Statement on Schedule 14A of April 26, 2001, has been incorporated herein by reference.

     The Company will furnish, to any Stockholder making such request, a copy of its Annual Report within one business day of receiving such request. The Annual Report will be sent by first class mail at no charge to such Stockholder. A copy of the Annual report can be requested by writing to the Company at 95 Parker Street, Newburyport, MA 01950, or by calling the Company at (978) 499-0222, attention Secretary.

                                                                       EXHIBIT A


                           CERTIFICATE OF AMENDMENT TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                             ACTIVEWORLDS.COM, INC.

                                    * * * * *

     Activeworlds.com, Inc. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of Activeworlds.com,, Inc. has approved and its stockholders having a right to vote thereon have, by the Written Consent of a Majority of its stockholders, ratified a resolution duly amending the Certificate of Incorporation of said corporation, as follows:

     RESOLVED, that Article I of the Certificate of Incorporation of the Company shall, pursuant to Section 242(1) of the GCL and subject to approval of the Company's stockholders, be amended and restated in its entirety to read as follows:

     "The name of the corporation is Activeworlds Corp."

     SECOND: That the majority of the stockholders have consented thereto pursuant to Section 228 of the General Corporation Law of the State of Delaware (the "GCL").

     THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the GCL.

     FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Richard F. Noll, its Chief Executive Officer and attested to by J.P. McCormick, its Secretary, this 27thday of June, 2001.

                                         By: /s/ Richard F. Noll
                                             -----------------------------------
                                             Richard F. Noll, CEO
ATTEST:

By: /s/ J.P. McCormick
   ----------------------------------------
        J.P. McCormick, Secretary